UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On September 28, 2012, CombiMatrix Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company will sell and issue 1,050.70039 shares of its newly created Series A 6% Convertible Preferred Stock (the “Series A Stock”) to the Investors at a purchase price of $1,000 per share in an initial closing expected to occur within three business days (the “First Closing”) and, subject to stockholder approval, will sell and issue 1,449.29961 additional shares of Series A Stock to the Investors at a purchase price of $1,000 per share within five business days after such stockholder approval is obtained (the “Second Closing”). The $1,050,700.39 aggregate purchase price for the Series A Stock to be issued and sold in the First Closing and the $1,449,299.61 aggregate purchase price for the Series A Stock to be issued and sold in the Second Closing will be paid in cash.

In addition to the issuance of the Series A Stock, at the First Closing the Company will issue to each Investor a Warrant to purchase common stock of the Company (“Common Stock”), initially exercisable for a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion at the initial conversion price of the Series A Stock acquired by such Investor. Pursuant to the Purchase Agreement, the Company also has agreed to issue substantially similar warrants to the Investors at the Second Closing, initially exercisable for a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversation at the initial conversion price of the Series A Stock acquired by such Investor at the Second Closing (together with the Warrants to be issued at the First Closing, the “Warrants”).

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series A 6% Convertible Preferred Stock filed by the Company with the Delaware Secretary of State on September 28, 2012 (the “Certificate of Designation”), each share of Series A Stock is convertible at any time at the holder’s option into shares of Common Stock at an initial conversion price of $0.49112 per share of Common Stock, which is 77.5% of the three day volume weighted average price (“VWAP”) of one share of Common Stock immediately prior to the execution of the Purchase Agreement. The conversion price of the Series A Stock is subject to full-ratchet anti-dilution adjustment in the event the Company issues securities, other than certain excepted issuances, at a price below the then current conversion price.

The conversion price of the Series A Stock will be reduced to the lesser of the then-applicable conversion price or 77.5% of the three day VWAP of one share of Common Stock immediately prior to each of the following dates: (i) each Effective Date, (ii) the date of the Second Closing and (iii) the 180th calendar day following each Effective Date. “Effective Date” means each date that a registration statement filed by the Company pursuant to the Registration Rights Agreement (described below) is declared effective by the Securities and Exchange Commission (the “SEC”). In the event that a registration statement is not declared effective prior to the date that the shares being registered on such registration statement become eligible for resale pursuant to Rule 144 (without volume or manner restrictions), the date such shares may be sold pursuant to Rule 144 (without volume or manner restrictions) shall be deemed the “Effective Date.” Investors may not short sell Common Stock during the three trading day measurement period prior to a conversion price reset. The conversion price of the Series A Stock also is subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

The exercise price of the Warrants to be issued at the First Closing will be the greater of $0.95 and 120% of the market value (as defined by Nasdaq rules) of one share of Common Stock on the date of issuance. At the Second Closing, the exercise price of the Warrants will be the lesser of (i) the exercise price of the Warrants issued at the First Closing and (ii) 120% of the market value (as defined by Nasdaq rules) of one share of Common Stock on date of the Second Closing. The Warrants have a 5 ½ year term, are not exercisable for the first six months following issuance and include a cash-less exercise provision which is only applicable if the Common Stock underlying the Warrants is not subject to an effective registration statement or otherwise cannot be sold without restriction pursuant to Rule 144. The exercise price of the Warrants and the number of shares of Common Stock underlying the Warrants are subject to full-ratchet anti-dilution adjustment in the event the Company issues securities, other than certain excepted issuances, at a price below the then current exercise price.

The Series A Stock is non-voting (except to the extent required by law and except for certain consent rights relating to amending the certificate of incorporation or bylaws, and the like), but ranks senior to the Common Stock with respect to dividends and with respect to distributions upon a deemed dissolution, liquidation or winding-up of the Company. The Series A Stock is entitled to 6% accruing dividends per annum. The dividends are payable semi-annually in cash or, subject to certain conditions and at the election of the Company, in Common Stock.

If the dividends are paid in Common Stock, the number of shares of Common Stock comprising the dividend on each share of Series A Stock will be valued at a 20% discount to the average of the daily VWAPs for the five-day trading period immediately prior to the dividend payment date. If the Series A Stock is converted into Common Stock prior to the third anniversary of its issuance date, the Company will pay to each holder of Series A Stock converting to Common Stock, as a “make-whole” payment in cash or, subject to certain conditions, in Common Stock, in an amount equal to $118 per $1,000 of stated value of Series A Stock so converted, less the aggregate amount of dividends previously paid on such converting Series A Stock. If the “make-whole” payment is made in Common Stock, the number of shares of Common Stock comprising the “make-whole” payment on each share of Series A Stock will be valued at a 20% discount to the average of the daily VWAPs for the five-day trading period immediately prior to the “make-whole” payment date.

The holders of Series A Stock may require the Company to (A) redeem the Series A Stock for a cash payment of at least 130% of the stated value of the Series A Stock or (B) either redeem the Series A Stock in exchange for the issuance of Common Stock valued at a discount of 25% to the preceding 10 VWAP or increase the dividend payable on the Series A Stock to 18% per annum, in each case dependent upon the occurrence of certain triggering events based upon (i) the failure of the initial registration statement to be declared effective as required by the Registration Rights Agreement; (ii) the lapse of effectiveness of one or more of the registration statements; (iii) the failure to timely deliver stock certificates; (iv) the breach of certain provisions of the Registration Rights Agreement; (v) the failure to pay certain liquidated damages or penalties required by the Certificate of Designation or Registration Rights Agreement; (vi) the failure to have available a sufficient number of authorized and unreserved shares of Common Stock to issue upon conversion of Series A Stock; (vii) the material, uncured failure by the Company to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach of any of the transaction agreements; (viii) the redemption of any Common Stock, subject to certain exceptions; (ix) a change in control of the Company; (x) the bankruptcy, assignment for benefit of creditors, or similar insolvency event of the Company or its subsidiary; (xi) the delisting of the Common Stock for more than five trading days; or (xii) any monetary judgment or similar order for more than $500,000 against the Company, its subsidiary or any of their respective properties or other assets that is not covered by insurance and remains unvacated, unbonded or unstayed for a period of 45 calendar days.

The Investors have agreed to be subject to a blocker, in both the Certificate of Designation and Warrants, that would prevent their Common Stock ownership at any given time from exceeding 4.99% (which may be increased, but not above 9.99%) of the Company’s outstanding Common Stock. For a period of 12 months following the First Closing, the Company has granted the Investors a right of first offer on certain future issuances of securities by the Company. The Company has also agreed to certain standstill provisions, pursuant to which, if the Second Closing occurs, the Company may not issue any equity securities (or securities convertible into equity) until 180 days following the Second Closing (except for certain exempt issuances). In addition, until all Investors no longer hold Series A Stock or Warrants, (i) the Company may not sell any variable rate securities or dilutive securities except for certain exempt issuances; (ii) if stockholder approval of the Series A Stock financing is not obtained, the Company may not issue any securities (except for certain exempt issuances); and (iii) if the Company enters into a subsequent financing on more favorable terms than the Series A Stock financing, then the agreements between the Company and the Investors will be amended to include such more favorable terms.

The Common Stock underlying the Series A Stock and Warrants has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  In connection with the Series A Stock financing, however, the Company has entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). The Registration Rights Agreement requires the Company, not later than 15 days after each closing, to file a registration statement with the SEC registering for resale (i) the shares of Common Stock issuable upon conversion of the Series A Stock, (ii) the shares of Common Stock issuable as dividends and “make-whole” or redemption payments on the Series A Stock, (iii) the shares of Common Stock issuable upon exercise of the Warrants, and (iv) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Certificate of Designation or the Warrants. The Company has agreed to cause the registration statements to be declared effective on or prior to the 90th day after the applicable closing, and has agreed to file additional registration statements if necessary. Under the terms of the Registration Rights Agreement, the Company is obligated to maintain the effectiveness of the resale registration statements until all securities registered thereunder are sold or otherwise can be sold without restriction pursuant to Rule 144. The Registration Rights Agreement includes liquidated damages provisions in the event the Company fails to file or maintain the effectiveness of the registration statements. The Company does not plan to register the Series A Stock or the Warrants.

In connection with the Series A Stock financing, the Company’s officers, directors and 10% or greater stockholders entered into a Voting Agreement (the “Voting Agreement”) and a Lock-Up Agreement (the “Lock-Up Agreement”). Pursuant to the Voting Agreement, the parties thereto have agreed to vote in favor of the Series A Stock financing at a stockholder meeting seeking approval of the same (as described below). Pursuant to the Lock-Up Agreement, the parties thereto have agreed, subject to certain exceptions, to not sell any Common Stock until the earlier of (i) 180 days following the effectiveness of the registration statements filed pursuant to the Registration Rights Agreement, or (ii) 180 days following the date all shares underlying Series A Preferred Stock and Warrants can be sold without restriction under Rule 144.

The Company has agreed to seek stockholder approval for (i) the terms of the Series A Stock, (ii) the issuance of the Series A Stock and Warrants at the Second Closing, (iii) the issuance and delivery in the aggregate of that number of shares of Common Stock exceeding 19.99% of the outstanding shares of Common Stock upon conversion of the Series A Stock and/or exercise of the Warrants, and (iv) amending the Company’s Certificate of Incorporation to increase its authorized Common Stock. Pursuant to the terms of the Certificate of Designation and Purchase Agreement, the Company must seek stockholder approval within sixty days of the First Closing.

The information set forth above is qualified in its entirety by reference to the actual terms of the Certificate of Designation, the Purchase Agreement, the Warrant, the Registration Rights Agreement, the Lock-Up Agreement and the Voting Agreement attached hereto as Exhibits 3.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and which are incorporated herein by reference.

Item 3.02.                                          Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the Series A Stock to the Investors at the First Closing and the Second Closing, the issuance of the Warrants at the First Closing and the Second Closing, and the issuance of shares of Common Stock upon exercise and conversion thereof, or as dividend, “make-whole” or redemption payments on the Series A Stock, have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Sections 3(a)(9) and 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. The Investors have represented that they are accredited investors, as that term is defined in Regulation D, and that they are acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  The Company will pay C. K. Cooper & Company a fee of $78,803 at the First Closing and a fee of $108,697 at the Second Closing for services rendered in connection with the respective closings of the Series A Stock financing.

Item 3.03.                                          Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. On September 28, 2012, the Company filed with the Delaware Secretary of State a Certificate of Designation of Preferences, Rights and Limitations of Series A 6% Convertible Preferred Stock, that created the new Series A Stock, authorized 4,000 shares of Series A Stock and designated the preferences, rights and limitations of the Series A Stock, as described in Item 1.01 of this Current Report on Form 8-K.

Item 7.01.                                          Regulation FD Disclosure.

On October 1, 2012, the Company issued a press release announcing the Series A Stock financing. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.                                        Other Events.

In connection with, and in order to facilitate, the Series A Stock financing, the Company’s Board of Directors approved a reduction in the number of shares of Common Stock reserved for issuance under the Company’s 2006 Stock Incentive Plan, as amended, by 3,000,000 shares from 9,103,878 shares to 6,103,878 shares, subject to, conditioned upon and effective immediately prior to the First Closing of the Series A Stock financing.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

3.1                                                                             Certificate of Designation of Preferences, Rights and Limitations of Series A 6% Convertible Preferred Stock

10.1                                                                        Form of Securities Purchase Agreement dated as of September 28, 2012

10.2                                                                        Form of Warrant to Purchase Common Stock

10.3                                                                        Form of Registration Rights Agreement dated as of September 28, 2012

10.4                                                                        Form of Lock-Up Agreement dated as of September 28, 2012

10.5                                                                        Form of Voting Agreement dated as of September 28, 2012

99.1                                                                        Press Release of CombiMatrix Corporation dated October 1, 2012 (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated:	October 1, 2012	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A 6% Convertible Preferred Stock.

10.1	Form of Securities Purchase Agreement dated as of September 28, 2012

10.2	Form of Warrant to Purchase Common Stock

10.3	Form of Registration Rights Agreement dated as of September 28, 2012

10.4	Form of Lock-Up Agreement dated as of September 28, 2012

10.5	Form of Voting Agreement dated as of September 28, 2012

99.1	Press Release of CombiMatrix Corporation dated October 1, 2012 (furnished herewith pursuant to Item 7.01).